                                                                   EXHIBIT 10.25

                                                                  EXECUTION COPY

                   FORM OF EMPLOYEE BENEFITS AND COMPENSATION

                                MATTERS AGREEMENT

            AGREEMENT, dated as of November 1, 2002 (the "Agreement"), by and between The St. Paul Companies, Inc. ("St. Paul"), a Minnesota corporation, and Platinum Underwriters Reinsurance, Inc. ("Platinum US").

            WHEREAS, St. Paul intends, contingent upon the closing of an initial public offering (the "Public Offering") of the Company's common shares, par value $0.01 per share and the transactions contemplated in the Formation and Separation Agreement between St. Paul and Company (the "Formation Agreement"), to transfer to Company the majority of its St. Paul Re division's reinsurance business; and

            WHEREAS, St. Paul and Platinum US wish to provide for the allocation of assets and liabilities and certain other matters with respect to employee benefit plans, executive compensation plans and certain other employee plans and arrangements in connection with the Public Offering.

            NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            Unless otherwise defined in this Agreement, capitalized terms shall have the meaning as defined in the Formation Agreement. As used in this Agreement, the following terms shall have the following meanings:

      1.1 "Affiliate" of any person or entity means any corporation, partnership, proprietorship or business entity which, directly or indirectly, owns or controls, is under common ownership or control with, or is owned or controlled by, such person or entity.

      1.2 "Business Employee" means each employee of St. Paul Re, Inc. and any other employee or independent contractor of St. Paul or its Affiliates who is dedicated to the conduct of the Business, but excluding any employees or independent contractors based in the United Kingdom.

      1.3 "Closing" shall be as defined in the Formation Agreement.

      1.4 "Closing Date" shall be as defined in the Formation Agreement.

      1.5 "Code" means the Internal Revenue Code of 1986, as amended.

      1.6 "Company" means Platinum Underwriters Holdings, Ltd.

      1.7 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      1.8 "Existing Retention Obligations" means those retention obligations of St. Paul that have arisen from letter agreements between St. Paul Companies, Inc. and Platinum US Transfer Employees listed on Schedule 1.8.

      1.9 "Prorated Retention Obligations" means those retention obligations of St. Paul and Platinum US that have arisen from letter agreements between Platinum US and Platinum US Transfer Employees listed on Schedule 1.9 and that shall be prorated between St. Paul and Platinum US in accordance with Section 6.7(b).

      1.10 "Public Offering Date" means the date of the closing of the Public Offering.

      1.11 "St. Paul Cash Balance Plan" means the portion of the St. Paul Pension Plan that provides for benefit accrual based on the cash balance formula.

      1.12 "St. Paul Employee" means each employee of St. Paul or any of its Affiliates, including but not limited to the Business Employees.

      1.13 "St. Paul Enhanced Severance Program" means the St. Paul Companies, Inc. Enhanced Severance Program.

      1.14 "St. Paul Executive Retirement Plan" means the portion of the St. Paul SERP that provides benefits which would have been provided under the St. Paul Pension Plan if not for limitations imposed by the Code.

      1.15 "St. Paul Executive Savings Plan" means the portion of the St. Paul SERP that provides benefits which would have been provided under the St. Paul 401(k) Plan and the St. Paul Stock Ownership Plan if not for limitations imposed by the Code.

      1.16 "St. Paul 401(k) Plan" means the St. Paul Companies, Inc. Savings Plus Plan.

      1.17 "St. Paul Global Stock Option Plan" means the St. Paul Companies Inc. Global Stock Option Plan.

      1.18 "St. Paul Pension Plan" means the St. Paul Companies, Inc. Employees' Retirement Plan.

      1.19 "St. Paul Restricted Shares" means restricted stock granted under the St. Paul Stock Incentive Plan.

      1.20 "St. Paul Retiree Health Plan" means the St. Paul Companies, Inc. Retiree Health Plan.

      1.21 "St. Paul SERP" means the St. Paul Companies, Inc. Benefit Equalization Plan, as amended.

      1.22 "St. Paul Stock Incentive Plan" means the St. Paul Companies, Inc., Amended and Restated 1994 Stock Incentive Plan.


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

      1.23 "St. Paul Stock Ownership Plan" means the St. Paul Companies, Inc. Stock Ownership Plan.

      1.24 "St. Paul Traditional Plan" means the means the portion of the St. Paul Pension Plan that provides for benefit accrual based on the original defined benefit formula provided under the St. Paul Pension Plan.

      1.25 "St. Paul Stock Options" means stock options granted under the St. Paul Stock Incentive Plan and the St. Paul Global Stock Option Plan.

      1.26 "Transfer Date" shall be defined in Article II hereof.

      1.27 "Platinum US 401(k) Plan" shall have the meaning set forth in Section
3.1 hereof.

      1.28 "Platinum US Transfer Employee" means each Business Employee who becomes an employee of Platinum US in accordance with Article II hereof.

                                   ARTICLE II

                                   EMPLOYMENT

      St. Paul and Platinum US shall use their reasonable best efforts so that, effective on the day immediately following the Closing Date (the "Transfer Date"), the Business Employees listed on Schedule 2 become employees of Platinum US.

                                  ARTICLE III

                                RETIREMENT PLANS

      3.1 Platinum US 401(k) Plan.

            (a) In General. As soon as practicable on or after the Transfer Date, Platinum US shall establish a defined contribution plan that includes a qualified cash or deferred arrangement within the meaning of Section 401(k) of the Code (the "Platinum US 401(k) Plan") for the benefit of the Platinum US Transfer Employees and shall take, or cause to be taken, all necessary and appropriate action to allow each eligible Platinum US Transfer Employee to participate in the Platinum US 401(k) Plan.

            (b) Service Credit. The employment of each Platinum US Transfer Employee with St. Paul or any of its Affiliates shall be treated as employment with Platinum US for purposes of eligibility and vesting under the Platinum US 401(k) Plan to the extent such employees were credited with such employment under the St. Paul 401(k) Plan.

            (c) Rollover. Provided that the parties are reasonably satisfied, consistent with the regulations under Section 401(a)(31) of the Code, that the other party's applicable plan meets the requirements for qualification under
Section 401(a) of the Code, Platinum US shall cause the Platinum US 401(k) Plan to accept the rollover of "eligible rollover distributions" (as defined in Section 401(a)(31) of the Code) (including outstanding Platinum US Transfer Employee loans, but excluding distributions of St. Paul common stock) from the St. Paul 401(k) Plan and the St. Paul Stock Ownership Plan with respect to Platinum US Transfer Employees in accordance with Platinum US's rollover procedures. St. Paul shall have no liability with respect to the St. Paul 401(k) Plan or the St. Paul Stock Ownership Plan account balances of Platinum US Transfer Employees that are rolled over to the Platinum US 401(k) Plan, other than any liabilities that arise out of any act or omission of St. Paul or any of its Affiliates prior to the rollover.

      3.2 St. Paul 401(k) Plan.

            (a) In General. St. Paul has previously established the St. Paul 401(k) Plan and the St. Paul Stock Ownership Plan for the benefit of the St. Paul Employees.

            (b) Matching Contributions. St. Paul shall contribute or credit (as applicable) to the St. Paul 401(k) Plan, the St. Paul Executive Savings Plan and St. Paul Stock

Ownership Plan, for the account of each Platinum US Transfer Employee who is a participant in the St. Paul 401(k) Plan, the St. Paul Executive Savings Plan or the St. Paul Stock Ownership Plan immediately prior to the Transfer Date, employer matching contributions or credits (as applicable) under the St. Paul 401(k) Plan, the St. Paul Executive Savings Plan and the St. Paul Stock Ownership Plan through the Transfer Date based on such Platinum US Transfer Employee's contribution through the Transfer Date. St. Paul shall make such employer matching contributions and credits at the same time it makes such contributions and credits under the terms of the applicable plan or such earlier date as determined by St. Paul. St. Paul agrees that to the extent the terms of the St. Paul 401(k) Plan, the St. Paul Executive Savings Plan or St. Paul Stock Ownership Plan require a participant to be employed with St. Paul on the applicable matching contribution date, each Platinum US Transfer Employee shall be deemed to be in the employ of St. Paul as of such date. The account balances for matching contributions of all Platinum US Transfer Employees under the St. Paul 401(k) Plan, the St. Paul Executive Savings Plan and the St. Paul Stock Ownership Plan will fully vest upon the Transfer Date.

            (c) Performance Shares. Performance Shares held for the account of each Platinum US Transfer Employee who is a participant in the St. Paul Stock Ownership Plan immediately prior to the Transfer Date will fully vest upon the Transfer Date. Platinum US Transfer Employees will not be eligible to receive Performance Share allocations under the St. Paul Stock Ownership Plan for 2002.

      3.3 St. Paul Pension Plan.

            (a) In General. St. Paul has previously established the St. Paul Pension Plan for the benefit of the St. Paul Employees.

            (b) Platinum US Transfer Employees' Accrued Benefits. Each Platinum US Transfer Employee who is a participant in the St. Paul Pension Plan as of the Transfer Date and who is (i) within two years of satisfying the minimum retirement eligibility requirements of the St. Paul Pension Plan (i.e. being 55 years of age and having 10 years of service or being 62 years of age with one year of service credit) or (ii) is at least 50 years old and has a minimum of 20 years of credited service under the St. Paul Pension Plan, shall receive additional age and service credit under the St. Paul Pension Plan for service provided to Platinum US and its Affiliates following the Transfer Date as if such service had been with St. Paul in an amount equal to only the amount of additional age and service credit each such Platinum US Transfer Employee needs to meet the minimum retirement eligibility requirements under the St. Paul Pension Plan. Provided that the parties are reasonably satisfied, consistent with the regulations under Section 401(a)(31) of the Code, that the other party's applicable plan meets the requirements for qualification under Section 401(a) of the Code, Platinum US shall cause the Platinum US 401(k) Plan to accept the rollover of "eligible rollover distributions" (as defined in Section 401(a)(31) of the Code), including amounts credited for retiree medical under the St. Paul Cash Balance Plan, from the St. Paul Pension Plan with respect to Platinum US Transfer Employees in accordance with Platinum US's rollover procedures.

            3.4 St. Paul Retiree Health Plan. Each Platinum US Transfer Employee who is (i) within two years of satisfying the minimum eligibility requirements for retiree health or life insurance benefits in accordance of the terms of the St. Paul Retiree Health Plan, or (ii) is at least 50 years old and has a minimum of 20 years of credited service under the St. Retiree Health Plan shall receive additional age and service credit under the St. Paul Retiree Health Plan for service provided to Platinum US and its Affiliates following the Transfer Date as if such service had been with St. Paul in an amount equal to only the amount of additional age and service credit each such Platinum US Transfer Employee needs to meet the minimum eligibility requirements under the St. Paul Retiree Health Plan. Upon retirement from Platinum US and its Affiliates, each such Platinum US Transfer Employee who is eligible to receive retiree health and life insurance benefits under the St. Paul Retiree Health Plan shall receive such benefits, if any, in accordance with the terms of the St. Paul Retiree Health Plan as in effect for St. Paul Employees as of the date of such employee's retirement from Platinum US and its Affiliates. Nothing in this Section 3.4 shall limit the ability of St. Paul to amend, suspends or terminate the St. Paul Retiree Health Plan.

                                   ARTICLE IV

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS

      4.1 St. Paul SERP.

            (a) In General. St. Paul has previously established the St. Paul SERP for the benefit of certain employees of St. Paul.

            (b) Additional Age and Service Credit. Each Platinum US Transfer Employee who is a participant in the St. Paul Executive Retirement Plan as of the Transfer Date and who is (i) within two years of satisfying the minimum retirement eligibility requirements of the St. Paul SERP or (ii) is at least 50 years old and has a minimum of 20 years of credited service under the St. Paul SERP shall receive additional age and service credit under the St. Paul Executive Retirement Plan for service provided to Platinum US and its Affiliates following the Transfer Date as if such service had been with St. Paul in an amount equal to only the amount of additional age and service credit each such Platinum US Transfer Employee needs to meet the minimum retirement eligibility requirements under the St. Paul Executive Retirement Plan.

            (c) Platinum US Transfer Employees' Vested Benefits. Each Platinum US Transfer Employee who is a participant in the St. Paul SERP as of the Transfer Date shall receive a payout of such employee's vested St. Paul SERP benefit in accordance with the terms of the St. Paul SERP.

                                   ARTICLE V

       ST. PAUL STOCK INCENTIVE PLAN AND ST. PAUL GLOBAL STOCK OPTION PLAN

      5.1 Transfer of Employment. For purposes of the St. Paul Stock Incentive Plan and the St. Paul Global Stock Option Plan, transfer of a Platinum US Transfer Employee's employment from St. Paul to Platinum US shall constitute a termination of employment without Cause (as such term is defined in the relevant stock option plan) as of the Transfer Date.

      5.2 Stock Options. All St. Paul Stock Options held by Platinum US Transfer Employees that are vested as of the Transfer Date will be exercisable in accordance with their terms and the relevant stock option plan. All St. Paul Stock Options held by Platinum US Transfer Employees that are unvested as of the Transfer Date will terminate as of such date; and each such Platinum US Transfer Employee will be entitled to receive, for each unvested St. Paul Stock Option that otherwise would have vested during the period from the Transfer Date through the second anniversary of the Transfer Date, a cash payment on each date such St. Paul Stock Option otherwise would have vested equal to (i) the number of shares subject to such employee's St. Paul Stock Options that otherwise would have vested on such vesting date, multiplied by (ii) the value per share of each such option, determined based on the excess of the closing price of the St. Paul common stock on the New York Stock Exchange on the Transfer Date, over the exercise price of the option, provided such Platinum US Transfer Employee is still employed by Platinum US or one of its Affiliates as of each such vesting date. The foregoing cash payments shall be made by Platinum US, and St. Paul shall reimburse Platinum US for the amounts of such payments within thirty (30) days following written notice from Platinum US.

      5.3 Restricted Shares. The restrictions on all St. Paul Restricted Shares held by Platinum US Transfer Employees that otherwise would have lapsed during the period from the Transfer Date through the first anniversary of the Transfer Date, shall lapse immediately prior to the Transfer Date. Effective as of the Transfer Date, all St. Paul Restricted Shares held by Platinum US Transfer Employees shall terminate as of such date and shall be of no further force and effect.

                                   ARTICLE VI

                                 OTHER BENEFITS

      6.1 Continuation of Coverage. Effective for the period from the Transfer Date through December 31, 2002 (the "Continuation Coverage Period"), each Platinum US Transfer Employee and each other employee of Platinum US hired after the Transfer Date, together with dependents thereof, shall continue to be covered by St. Paul's employee welfare and fringe benefit plans listed on
Schedule 6.1 (collectively, "Welfare Plans") on the same basis as if their employment with Platinum US and its Affiliates was continued employment with St. Paul (including for purposes of co-payments and deductibles). Effective January 1, 2003, each Platinum US Transfer Employee, together with dependents thereof, shall cease to be covered by the Welfare Plans and shall be eligible to participate in Platinum US's employee welfare and fringe benefit plans, including but not limited to plans, programs, policies and arrangements which provide medical and dental coverage, life and accident insurance and disability coverage (collectively, " Platinum US Welfare Plans").

      6.2 Cost Allocation of Continuation Coverage. Platinum US shall be responsible for the costs of providing continuation coverage to eligible Platinum US Transfer Employees under the Welfare Plans during the Continuation Coverage Period (including, but not limited to the costs of providing such benefits and certain administrative costs) solely in accordance with the terms of a letter agreement (the "Letter Agreement") to be entered into between St. Paul and Platinum US as soon as practicable following the date on which the Formation Agreement is entered into.

      6.3 Certain Health Plan Provisions. Any pre-existing condition and actively at work requirements in any of the Platinum US Welfare Plans that are medical, dental or health plans shall be waived with respect to eligible Platinum US Transfer Employees, to the extent such conditions and requirements were not applicable to each such employee immediately prior to January 1, 2003.

      6.4 Vacation. Any earned, but not taken, vacation time and other paid time off with St. Paul of each Platinum US Transfer Employee shall become the responsibility of Platinum US effective as of the Transfer Date, and St. Paul shall cease to have any liability in respect thereof.

      6.5 2002 Bonuses. As soon as practicable following the date that the 2002 annual bonuses, if any, are paid by St. Paul to St. Paul Employees (or on or no later than March 31, 2003 if no such bonuses are paid), St. Paul shall reimburse Platinum US an amount equal to the bonus of each Platinum US Transfer Employee set forth on Annex A (attached hereto), which amounts are prorated for the period from January 1, 2002 (or, if later, the date of the Platinum US Transfer Employee's commencement of employment) through the Transfer Date, provided such Platinum US Transfer Employee is employed by Platinum US on the date that 2002 annual bonuses are (or would have been) paid to St. Paul Employees.

      6.6 Enhanced Severance Program. Prior to the Transfer Date, Platinum US shall adopt the St. Paul Enhanced Severance Program and shall keep such plan in effect for the benefit of all Platinum US Transferred Employees for the period from the Transfer Date until ninety (90) days following the Transfer Date. St. Paul will remain liable for the expense of any Platinum US Transferred Employees terminated by Platinum US during such 90-day period, in accordance with the terms of the St. Paul Enhanced Severance Program and based on each such Platinum US Transferred Employee's accrued service and salary through the Transfer Date. St. Paul shall keep in effect for the period from the Transfer Date until 90 days following the Transfer Date the St. Paul Enhanced Severance Program for all Business Employees who do not become Platinum US Transfer Employees.

      6.7 Retention Obligations.

            (a) St. Paul agrees to honor all Existing Retention Obligations and to recognize under the Existing Retention Obligations all service provided to Platinum US and its Affiliates following the Transfer Date.

            (b) St. Paul and Platinum US agree to honor the Prorated Retention Obligations on a pro rata basis as follows: (i) St. Paul shall assume and be liable for the portion of each Prorated Retention Obligation in an amount equal to the product of (A) the amount of each such Prorated Retention Obligation and
(B) a fraction, the numerator of which is the number of days from the date such Prorated Retention Obligation was entered into through the Transfer Date and the denominator of which is the number of days from the date such Prorated Retention Obligation was entered into through July 1, 2004, and (ii) Platinum US shall assume and be liable for the portion of each Prorated Retention Obligation in an amount equal to the product of (A) the amount of each such Prorated Retention Obligation and (B) a fraction, the numerator of which is the number of days from the Transfer Date through July 1, 2004 and the denominator of which is the number of days from the date such Prorated Retention Obligation was entered into through July 1, 2004. St. Paul will reimburse Platinum US for St. Paul's portion of the Prorated Retention Obligation within 10 business days of its receipt of notice from Platinum US that the Prorated Retention Obligation amounts have been paid.

      6.8 Payroll Services. Effective for the period from the Transfer Date through December 31, 2002, St. Paul shall provide Platinum US with payroll processing, payroll deduction, tax withholding, and year end tax reporting for the Platinum US Transfer Employees and Platinum US shall be responsible for all costs of such services in accordance with the terms of the Letter Agreement and the Master Services Agreement.

      6.9 Withholding. St. Paul and Platinum US shall individually and collectively make commercially reasonable efforts to avoid unnecessary duplicated federal, state or local payroll and other withholding taxes with respect to the Platinum US Transfer Employees for 2002.

                                  ARTICLE VII

                                  MISCELLANEOUS

      7.1 Certain Aspects. Nothing in this Agreement shall be treated as, or deemed to affect any employee benefit plan of St. Paul's subsidiaries incorporated outside of the United States.

      7.2 Entire Agreement. This Agreement shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous negotiations, discussions, agreements and understandings with respect to such subject matter.

      7.3 Employee Liabilities.

            (a) Except as otherwise provided herein, St. Paul shall retain all liabilities with respect to any employee benefit plan, program, policy or arrangement maintained by St. Paul for the benefit of the Business Employees (including the Platinum US Transferred Employees), any other liabilities of any nature whatsoever relating to the Business Employees (including the Platinum US Transfer Employees) that relate to the periods prior to and including the Transfer Date, and any other liabilities of any nature whatsoever relating to the Business Employees who do not become Platinum US Transferred Employees that relate to any period before or after the Transfer Date. Except as otherwise provided herein, St. Paul shall be responsible for any payment of (whether of severance pay or otherwise), acceleration of, forgiveness of indebtedness owing from, vesting of, distribution of, or increase in or obligation to fund, any compensation or benefits with respect to any Business Employee (including Platinum US Transfer Employees) under any employee benefit plan, program, policy or arrangement maintained by St. Paul or its Affiliates as a result of the execution of, consummation of, and performance of the transactions contemplated in, the Formation Agreement (including the Public Offering or the Closing) (either alone or upon the occurrence of any additional or subsequent events).

            (b) Except as specifically provided in this Agreement, Platinum US shall be responsible for any liabilities relating to the Platinum US Transfer Employees which are incurred after the Transfer Date.

      7.4 Dispute Resolution.

            (a) Mandatory Arbitration. The parties hereto shall promptly submit any dispute, claim, or controversy arising out of or relating to this Agreement and/or the provision of services hereunder, including effect, validity, breach, interpretation, performance, or enforcement (collectively, a "Dispute") to binding arbitration in New York, New York at the offices of Judicial Arbitration and Mediation Services, Inc. ("JAMS") before an arbitrator (the "Arbitrator") in accordance with JAMS' Comprehensive Arbitration Rules and Procedures and the Federal Arbitration Act, 9 U.S.C. Sections 1 et seq. The Arbitrator shall be a former judge selected from JAMS' pool of neutrals. The parties agree that, except as otherwise provided herein respecting temporary or preliminary injunctive relief, binding arbitration shall be the sole means of resolving any Dispute. Judgment on any award of the Arbitrators may be entered by any court of competent jurisdiction.

            (b) Costs. The costs of the arbitration proceeding and any proceeding in court to confirm or to vacate any arbitration award or to obtain temporary or preliminary injunctive relief as provided in paragraph (c) below, as applicable (including, without limitation, actual attorneys' fees and costs), shall be borne by the unsuccessful party and shall be awarded as part of the Arbitrator's decision, unless the Arbitrator shall otherwise allocate such costs in such decision.

            (c) Injunctive Relief. The parties hereto may seek or obtain temporary or preliminary injunctive relief in a court for any breach or threatened breach of any provision hereof pending the hearing before and determination of the Arbitrator. St. Paul hereby agrees that it shall continue to provide, or cause its Affiliates to provide, any and all services hereunder pending the hearing before and determination of the Arbitrator, it being agreed and understood that the failure to so provide may cause irreparable harm to Platinum and its Affiliates and that the putative breaching party has assumed all of the commercial risks associated with such breach or threatened breach of any provision hereof by such party.

            (d) Courts. The parties agree that the State and Federal courts in The City of New York shall have jurisdiction for purposes of enforcement of their agreement to submit Disputes to arbitration and of any award of the Arbitrator.

      7.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without applying or giving effect to provisions relating to conflict of laws.

      7.6 Notices. All notices and other communications hereunder shall be in writing, shall reference this Agreement and shall be hand delivered or mailed by registered or certified mail (return receipt requested) or sent by any means of electronic message transmission with delivery confirmed (by voice or otherwise) to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and will be deemed given on the date on which such notice is received:

                  To St. Paul:

                  The St. Paul Companies, Inc.
                  385 Washington Street
                  St. Paul, Minnesota  55102

                  Attention:  General Counsel

                  To Platinum US:

                  The address of Platinum US's principal place of business

                  Attention:  Corporate Secretary

      7.7 Amendments. This Agreement may not be modified or amended except by an agreement in writing signed by the parties.

      7.8 Successors and Assigns. Neither party may assign its rights or delegate any of its duties or obligations under this Agreement without the prior written consent of the other party.

This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

      7.9 No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and their respective subsidiaries and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

      7.10 Titles and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

      7.11 Enforceability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render such provision unenforceable in any other jurisdiction.

      7.12 Access to Information. Platinum US and St. Paul shall provide each other with access to information reasonably necessary in order to carry out the provisions of this Agreement (including premium reconciliation for billing and collections). As of the Transfer Date, St. Paul shall transfer to Platinum US originals or copies of all personnel files, records and reports in respect of the Platinum US Transfer Employees, whether in hard copy, electronic format, magnetic or other media. The parties agree that they shall be joint owners of the information and records relating to the Platinum US Transfer Employees, whether they have originals or copies of the various components thereof.

      7.13 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first hereinabove written.

THE ST. PAUL COMPANIES, INC.

By: /s/ Thomas A. Bradley
   --------------------------------------------------------
Title: Executive Vice President and Chief Financial Officer


PLATINUM UNDERWRITERS REINSURANCE, INC.

By: /s/ Michael D. Price
   --------------------------------------------------------
Name: Michael D. Price
Title: President and Chief Underwriting Officer

                                  SCHEDULE 1.8

                         EXISTING RETENTION OBLIGATIONS

                                              PAYMENT ELIGIBLE TO RECEIVE            PAYMENT ELIGIBLE TO RECEIVE
                                              IF EMPLOYED BY ST. PAUL RE             IF EMPLOYED BY ST. PAUL RE
                                                    OR PLATINUM US                         OR PLATINUM US
          NAME OF EMPLOYEE                       THROUGH JUNE 1, 2002                   THROUGH JUNE 1, 2003
          ----------------                    ---------------------------            ---------------------------
Dennis Koruda                                           $50,000                                $50,000

Robert Porter                                           $50,000                                $50,000

John Bender                                             $50,000                                $50,000

Tim Hein                                                $50,000                                $50,000

James Roddy                                             $50,000                                $50,000

Ed Torres                                               $50,000                                $50,000

Kevin Marine                                            $50,000                                $50,000

H. Elizabeth Mitchell                                   $50,000                                $50,000

Eleni Kourou                                            $50,000                                $50,000

Cathryn Curia                                           $50,000                                $50,000

Greg Richardson                                         $50,000                                $50,000

Manny Hur                                               $50,000                                $50,000

                                  SCHEDULE 1.9

                         PRORATED RETENTION OBLIGATIONS

                            Platinum U.S. Employees
                               Retention Schedule

NAME                                  JOB TITLE                                       RETENTION $               DATE
----                                  ---------                                       -----------               ----
BAKER,KATHLEEN                        UNDERWRITING OFFICER                                $39,000             7/1/04
BARRETT-JR,JOSEPH A.                  VICE PRESIDENT                                      $29,750             7/1/04
BARREZUETA,NATHALIE                   SR PROJECT MANAGER                                  $17,205             7/1/04
BENDER,JOHN R                         SR VICE PRESIDENT                                  $225,000             7/1/04
BOLISLAVSKY,GERMAN                                                                        $16,050             7/1/04
BUCHANAN,JOHN W                       SR VICE PRESIDENT                                   $98,850             7/1/04
CAPONIGRO,CHRIS                       VICE PRESIDENT                                      $67,500             7/1/04
CELLARS,RALPH M                       SR VICE PRESIDENT                                  $100,000             7/1/04
CHVOY,DARREL                          VICE PRESIDENT                                      $29,750             7/1/04
CLARO,TERESA C                        SENIOR VICE PRESIDENT                               $78,000             7/1/04
CONRAD,RAQUEL KATHLEEN                ASSISTANT VICE PRESIDENT                            $26,875             7/1/04
CONWAY,JAMES M                        VICE PRESIDENT                                      $47,500             7/1/04
CURIA,CATHRYN A                       EXECUTIVE VICE PRESIDENT                           $125,000             7/1/04
DAVISON,WILLIAM R                     VICE PRESIDENT                                      $33,250             7/1/04
DLUGOSZ-III,FRANK                     SYSTEMS/TELECOMMUNICATION MGR                       $15,030             7/1/04
EICHMANN,JANE                         ASSISTANT VICE PRESIDENT                            $65,000             7/1/04
ENGEL,SAMANTHA E                      AVP-HEALTHCARE UNIT                                 $29,050             7/1/04
FATA,MICHAEL                          ASSISTANT VICE PRESIDENT                            $23,525             7/1/04
FAZAL,NASSIR M                        SR PROJECT MANAGER                                  $17,220             7/1/04
FAZAL,OMAR                            INFO CENTER MANAGER                                 $14,250             7/1/04
FINAMORE,MICHAEL J                    LAN ADMINISTRATOR                                   $12,750             7/1/04
FRY,KEVIN                             VICE PRESIDENT                                      $29,000             7/1/04
GEARHEART,JEFF A                      VICE PRESIDENT                                      $65,000             7/1/04
HEIN,TIMOTHY                          SR VICE PRESIDENT                                  $102,000             7/1/04
HUR,MAN-GYU                           VICE PRESIDENT                                      $87,500             7/1/04
KEELEY,CATHERINE M                    CONTRACT WORDING OFFICER                            $45,000             7/1/04
KELLY,THOMAS P                        VICE PRESIDENT                                     $160,000             7/1/04
KORUDA,DENNIS M                       EXECUTIVE VICE PRESIDENT                           $125,000             7/1/04
KOUROU,ELENI                          SR VICE PRESIDENT                                  $225,000             7/1/04
LIN,DENGXING                          PRICING OFFICER                                     $10,400             7/1/04
MACINTYRE,THOMAS J                    ACTUARIAL OFFICER                                   $49,000             7/1/04
MACRI,ANTHONY C                       VICE PRESIDENT-FINANCE                              $70,000             7/1/04
MAHER,JIM                             VICE PRESIDENT                                      $87,500             7/1/04
MARINE,KEVIN S                        SR VICE PRESIDENT                                  $225,000             7/1/04
MITCHELL,H ELIZABETH                  EXECUTIVE VICE PRESIDENT                           $175,000             7/1/04
MULLIGAN,MAUREEN P                    ASSISTANT VICE PRESIDENT                            $25,000             7/1/04
OLSON,MILARY N                        ASSISTANT VICE PRESIDENT                            $30,200             7/1/04
PLASENCIA,JOSEPH                      VICE PRESIDENT-DATA CENTER                          $70,100             7/1/04
PORTER,ROBERT                         SR VICE PRESIDENT                                  $225,000             7/1/04
PULLIAM,LEWIS R                       SR VICE PRESIDENT                                   $45,000             7/1/04
REDLICH,STEVEN L.                     VICE PRESIDENT                                      $76,250             7/1/04
RENE,PATRICK                          INFO TECH OFFICER                                   $34,100             7/1/04
RICHARDSON,GREGORY J                  EXECUTIVE VICE PRESIDENT                           $150,000             7/1/04
ROBERTSON,JOHN P                      VICE PRESIDENT                                      $42,950             7/1/04
RODDY,JAMES A                         SR VICE PRESIDENT                                  $215,000             7/1/04
SARISKY,AMY J                         VICE PRESIDENT                                      $80,000             7/1/04
SCHMIDT,NEAL J                        EXECUTIVE VICE PRESIDENT                           $175,000             7/1/04
SCHULTZ,SARAH A                       VICE PRESIDENT                                      $32,000             7/1/04
SPOKONY,KENNETH J                     SENIOR VICE PRESIDENT                               $38,625             7/1/04
STEINER,YUNUS                         UNDERWRITING OFFICER                                $18,750             7/1/04
TIMPONE,STEPHEN A                     VICE PRESIDENT-ASST CONTROLLER                      $70,000             7/1/04
TORRES,EDWARD F                       SENIOR VICE PRESIDENT/FS                           $100,000             7/1/04
TURKEL,WILLIAM                        VICE PRESIDENT                                      $28,750             7/1/04
TUTTLE,JEROME E                       SR VICE PRESIDENT                                   $93,750             7/1/04
YULGA,JAMES D                         SR VICE PRESIDENT                                  $225,000             7/1/04
ZILINSKIS,STEPHEN P                   VICE PRESIDENT                                      $37,250             7/1/04
                                                                                       $4,378,680

                                   SCHEDULE 2

                               BUSINESS EMPLOYEES

                              Platinum EE List 10281

LAST NAME                      FIRST NAME
---------                      ----------
ARELLANO                       PRISCILA

BAKER                          KATHLEEN

BARNETT                        CLAUDETTE

BARRETT-JR                     JOSEPH

BARREZUETA                     NATHALIE

BENDER                         JOHN

BIZARRO                        ELIZABETH

BOLISLAVSKY                    GERMAN

BONILLA                        MARTHA

BRENNAN-SCHULMAN               SUSAN

BRILLER                        ELENA

BUCHANAN                       JOHN

CALABRESE                      PHYLLIS

CAMPOMANES                     ROSARIO

CAPONIGRO                      CHRIS

CELLARS                        RALPH

CHVOY                          DARREL

CLARO                          TERESA

CONRAD                         RAQUEL

CONWAY                         JAMES

CRUZ                           JUDITH

CURCIO                         LOREDANA

CURIA                          CATHRYN

DAGOSTINO                      THOMAS

DAVISON                        WILLIAM

DIFEDERICO                     KIMERBLY

DLUGOSZ-III                    FRANK

DORSETT                        SHERLYN

EICHMANN                       JANE

ELLA                           JOSEPHINE

ELSAAYED                       THERESIA

ENGEL                          SAMANTHA

FADDEN                         JEROME

FARLEY                         KRISTINE

FATA                           MICHAEL

FAZAL                          NASSIR

FAZAL                          OMAR

FINAMORE                       MICHAEL

FISHMAN                        VICTORIA

FRENCH                         GARY

FRY                            KEVIN

GEARHEART                      JEFF

GIUNTI                         JOSEPHINE

GRAND                          LINDA

HEGEL                          ANDREW

HEIN                           TIMOTHY

HERNANDEZ                      GRACIELA

HUR                            MAN-GYU

                              Platinum EE List 10281

JOHNSON                        GERALD

KATTAN                         KAREN

KEELEY                         CATHERINE

KELLY                          THOMAS

KINNIER                        DANIEL

KORUDA                         DENNIS

KOUROU                         ELENI

LANGE                          PETER

LEE                            SUSAN

LEW                            PHILIP

LIN                            DENGXING

LOMBARDOZZI                    MICHAEL

LOPEZ                          NANCY

MACINTYRE                      THOMAS

MACRI                          ANTHONY

MAHER                          JIM

MARAVI                         FERNANDO

MARCHESE                       MARGARET

MARINE                         KEVIN

MCPHERSON                      MICHAEL

MCPHERSON                      CONROY

MERMANISHVILI                  LIA

MITCHELL                       H. ELIZABETH

MONTELEONE                     DOROTHEA

MORALES                        JOSEPHINE

MORTAROTTI                     LIONEL

MUI                            ELIZABETH

MULLIGAN                       MAUREEN

NORTON                         SUSAN

OLSON                          MILARY

ORBES                          MARY

PADILLA                        JILL

PLASENCIA                      JOSEPH

POLIZZI                        LINDA

PORTER                         ROBERT

PRICE                          MICHAEL

PULLIAM                        LEWIS

REDLICH                        STEVEN

RENE                           PATRICK

RICHARDSON                     GREGORY

RIVERA                         RAFAEL

ROBBIE                         WILLIAM

ROBERTSON                      JOHN

RODDY                          JAMES

ROSHONG                        BRETT

SANTOPAULO                     JOELLYN

SAPIENZA                       MICHAEL

SARISKY                        AMY

SCHMIDT                        NEAL

                              Platinum EE List 10281

SCHULTZ                           SARAH

SCULLY                            ROBERT

SIMS                              ROBERT

SMILEY                            MICHAEL

SMITH                             ROBERT

SOTO                              MICHELLE

SPOKONY                           KENNETH

STEINER                           YUNUS

SUNDARARAJAN                      RAMAN

TIMPONE                           STEPHEN

TIMPONE                           LAURA

TORIBIO                           SONYA

TORRES                            EDWARD

TURKEL                            WILLIAM

TUTTLE                            JEROME

VELASQUEZ                         MIRIAM

WHITE                             SANDRA

WOLD                              JOHN

WU                                WILLIE

YULGA                             JAMES

ZHANG                             LARRY XU

ZILINSKIS                         STEPHEN

                                  SCHEDULE 6.1

                                 WELFARE PLANS

1.    The St. Paul Companies, Inc. Medical Plan

2.    The St. Paul Companies, Inc. Dental Plan

3.    The St. Paul Companies, Inc. Vision Plan

4.    The St. Paul Companies, Inc. Basic Life Insurance and AD&D Insurance

5. The St. Paul Re Supplemental Life Insurance Plan (Unicare) (subject to approval of insurance carrier)

6.    The St. Paul Companies, Inc. Short-Term Disability Plan

7.    The St. Paul Companies, Inc. Long-Term Disability Plan

8.    The St. Paul Companies, Inc. Reserve Accounts

9.    The St. Paul Companies, Inc. Group Legal Plan

10.   The St. Paul Companies, Inc. Personal Financial Planning Program

                                                                         ANNEX A

                                  2002 BONUSES

      Name of Employee                        2002 St. Paul Bonus Reimbursements
      ----------------                        ----------------------------------
Priscila Arellano                                            $  4,946

Kathleen Baker                                               $ 13,000

Joseph Barrett, Jr                                           $ 29,750

Nathalie Barrezueta                                          $  9,558

John Bender                                                  $ 93,750

Elizabeth Bizarro                                            $  2,950

German Bolislavsky                                           $  8,917

Susan Brennan-Schulman                                       $  6,125

John Buchanan                                                $ 80,708

Chris Caponigro                                              $ 33,750

Ralph Cellars                                                $ 83,333

Darrel Chvoy                                                 $ 24,792

Teresa Claro                                                 $ 45,500

Raquel Kathleen Conrad                                       $ 22,396

James Conway                                                 $ 39,583

Cathryn Curia                                                $104,167

Thomas Dagostino                                             $ 10,000

William Davison                                              $ 27,708

Frank Dlugosz                                                $  8,350

Jane Eichmann                                                $ 27,083

Josephine Ella                                               $  5,292

Samantha Engel                                               $ 19,367

Jerome Fadden                                                $650,000

Michael Fata                                                 $ 19,604

Nassir Fazal                                                 $  9,567

Omar Fazal                                                   $  7,917

Michael Finamore                                             $  7,083

Gary French                                                  $ 38,542

Kevin Fry                                                    $ 24,167

Jeff A. Gearheart                                            $ 27,083

Linda Grand                                                  $  7,200

Andrew Hegel                                                 $  9,625

Timothy Hein                                                 $ 85,000

Man-Gyu Hur                                                  $ 51,042

Catherine Keeley                                             $ 11,250

Thomas Kelly                                                 $ 40,000

Daniel Kinnier                                               $ 17,950

Dennis Koruda                                                $104,167

Eleni Kourou                                                 $ 93,750

Peter Lange                                                  $ 17,567

Philip Lew                                                   $ 15,660

      Name of Employee                        2002 St. Paul Bonus Reimbursements
      ----------------                        ----------------------------------
Dengxing Lin                                                 $ 13,000

Michael Lombardozzi                                          $157,500

Thomas Macintyre                                             $ 16,667

Anthony Macri                                                $ 35,000

Jim Maher                                                    $ 51,042

Kevin Marine                                                 $ 93,750

Elizabeth Mitchell                                           $218,750

Dorothea Monteleone                                          $ 20,833

Lionel Mortarotti                                            $ 44,276

Elizabeth Mui                                                $ 29,167

Maureen Mulligan                                             $ 16,667

Milary Olson                                                 $ 20,133

Joseph Plasencia                                             $ 35,050

Robert Porter                                                $ 93,750

Michael Price                                                $285,714

Lewis Pulliam                                                $ 75,000

Steven Redlich                                               $ 50,833

Patrick Rene                                                 $ 34,100

Gregory Richardson                                           $125,000

William Robbie                                               $157,500

John Robertson                                               $ 42,950

James Roddy                                                  $ 89,583

Takeshi Sanuki                                               $ 30,417

Michael Sapienza                                             $ 16,667

Amy Sarisky                                                  $ 40,000

Neal Schmidt                                                 $218,750

Sarah Schultz                                                $ 26,667

Robert Scully                                                $  9,200

Michael Smiley                                               $ 72,083

Robert Smith                                                 $ 13,125

Kenneth Spokony                                              $ 64,375

Yunus Steiner                                                $  9,375

Raman Sundarrajan                                            $  8,083

Laura Timpone                                                $ 11,050

Stephen Timpone                                              $ 35,000

Edward Torres                                                $ 83,333

William Turkel                                               $ 28,750

Jerome Tuttle                                                $ 78,125

James Yulga                                                  $ 93,750

Larry Xu Zhang                                               $ 10,938

Stephen P. Zilinskis                                         $ 37,250


                                       25